SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2002

EQUIFAX INC.
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-6605	58-0401110
(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Peachtree Street, N. W., Atlanta, GA 30309
                  (Address of Principal Executive Offices)             (Zip Code)

(404) 885-8000
(Registrant’s telephone number, including area code)

ITEM 7.    EXHIBITS

Exhibit No.	Description

99.1	Statement Under Oath of Thomas F. Chapman, Principal Executive Officer of Equifax Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Philip J. Mazzilli, Principal Financial Officer of Equifax Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

ITEM 9.    REGULATION FD DISCLOSURE

On August 8, 2002, the Registrant submitted to the Securities and Exchange Commission (the “Commission”) sworn statements of its Chief Executive Officer and Chief Financial Officer (the “Sworn Statements”) pursuant to the Commission’s order of June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Act. The sworn statements are furnished herewith as Exhibit 99 and are incorporated by reference.

Information furnished in this Form 8-K is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1993 if such subsequent filing specifically references Item 9 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

/S/ PHILIP J. MAZZILLI
Philip J. Mazzilli Chief Financial Officer
Date: August 8, 2002

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Statement Under Oath of Thomas F. Chapman, Principal Executive Officer of Equifax Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Philip J. Mazzilli, Principal Financial Officer of Equifax Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.